SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported):

September 28, 2005

ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13638	13-3711775

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

417 Fifth Avenue, New York, New York 10016
(Address of principal executive offices) (Zip code)

(212) 576-4000
(Registrant's telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 28, 2005, the Registrant amended its employment agreement with David Maisel. Pursuant to the amended employment agreement, Mr. Maisel will serve as Vice Chairman of the Registrant’s Marvel Studios division and Executive Vice President – Corporate Development of the Registrant. A copy of the amendment is attached as an exhibit hereto.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits
	Exhibit No.	Description
	10.1	Amendment No. 1, dated as of September 28, 2005, to Employment Agreement dated as of May 3, 2005 between the Registrant and David Maisel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVEL ENTERTAINMENT, INC.

By: /s/ John Turitzin

Name:	John Turitzin
Title:	Executive Vice President
and General Counsel

Date: September 29, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1, dated as of September 28, 2005, to Employment Agreement dated as of May 3, 2005 between the Registrant and David Maisel